Exhibit 99.1

Cvent, a Leading Enterprise Event Technology Provider, to Become Publicly Traded After Combining

with Dragoneer Growth Opportunities Corp. II

• With more than 20 years of meeting, event, and hospitality technology leadership and an established customer base, Cvent has momentum to win substantial market share in the nearly $30 billion market for in-person, virtual, and hybrid events.

• The global pandemic accelerated the digital transformation of meetings and events, and Cvent’s cloud-based platform offers organizations an all-in-one solution to drive live engagement across all event types.

• Cvent expects to raise $801 million to accelerate innovation and expand its product offerings.

• The transaction implies a pro forma, post-money enterprise valuation of approximately $5.3 billion for Cvent.

Tysons, VA – July 23, 2021 – Cvent, a market-leading meetings, events, and hospitality technology provider, and Dragoneer Growth Opportunities Corp. II (Nasdaq: DGNS) (“Dragoneer”), a special purpose acquisition company, today announced their entry into a definitive business combination agreement (the “Merger Agreement”). Upon closing, the combined company will operate as Cvent Holding Corp., and is expected to trade under the ticker symbol “CVT.”

The transaction values Cvent at an initial enterprise value of $5.3 billion. The transaction will provide Cvent with $801 million in cash which will enable the company to accelerate product innovation, increase research and development, reduce debt, and expand go-to market activities to capitalize on its leading position in the $30 billion market for in-person, virtual, and hybrid events. Cvent’s growing global customer base, proven track record of success over more than two decades, and established platform position the company for substantial expansion.

Cvent CEO & Founder Reggie Aggarwal said, “The meetings and events industry has experienced rapid digital transformation over the last 18 months, with the pandemic creating a new paradigm for the events industry. Events became digitized through virtual and online experiences, and we invested heavily in expanding our virtual event capabilities. Now, we are engaging in a hybrid world, as in-person events resume, and virtual events remain prominent. With the increased digitization of our industry, events are ’always on’ and have fewer boundaries. My management team and our nearly 4,000 employees around the world are excited for the opportunity to continue to innovate and enable our customers to leverage Cvent across their Total Event Program.”

Dragoneer Founder and Managing Partner Marc Stad said, “We are excited to lock arms with Cvent and help position the business for its next phase of growth as a publicly listed company. In H2’20, Cvent launched its virtual events solution, and ever since, this virtual product line has been growing rapidly and has been well-received by customers. As the world reopens, we expect to move into a hybrid world that combines elements of in-person and virtual events. With the optionality, flexibility and reach that Cvent can provide, we expect organizations to increasingly turn to Cvent to expand their audiences and create new, user-friendly ways for both virtual and in-person participants to interact with their events. Moreover, Cvent’s hospitality cloud business is a differentiator that benefits from powerful network effects – a key tenet that we look for in many of our investments at Dragoneer. Cvent is led by an exceptional management team with years of industry experience and a strong track record of profitable growth. We believe the $801M of capital expected to be raised from this transaction will enable management to double down on product development and further cement Cvent’s position as a leader in this software category.”

Co-Head of Vista’s Flagship Fund and Senior Managing Director Monti Saroya said, “With Cvent’s robust platform and experienced workforce, the organization is well-positioned to support the expanded meetings and event ecosystem and deliver everything organizations need to drive engagement across all event types – in-person, virtual, and hybrid. We’re pleased that this combination with Dragoneer will allow Cvent to further accelerate innovation and growth as demand for engaging experiences across all event types increases following a transformational year.”

Accelerated Digital Transformation of the Events and Hospitality Industries Leads to Increased Technology Adoption

Cvent stands apart from other event technology providers in its ability to support the unique needs of both event planners and hoteliers, offering a global marketplace where event professionals collaborate with venues to create unmatched experiences.

Event Cloud – One Platform to Drive Live Engagement and Maximize Impact of the Total Event Program

Events offer a highly effective way for organizations to maximize engagement with their attendees, helping them to generate and qualify leads, deepen relationships with customers and build brand loyalty and advocacy. The accelerated digital transformation of the events industry driven by the global COVID-19 pandemic has given rise to a new events landscape that will feature a combination of virtual, in-person and hybrid events. In this new landscape, organizations are empowered to reach larger audiences, engage with greater frequency and deliver differentiated experiences.

The Cvent platform serves as the system of record for event and engagement data collected across every internal and external event an organization hosts or attends, or what is referred to as the organization’s “Total Event Program.” This end-to-end solution enables customers to not only drive efficiency and scale, but also to integrate their Total Event Program into their broader engagement and marketing strategy to drive positive business results and increase ROI.

Hospitality Cloud – Global Online Marketplace Delivers Powerful Network Effects to Drive Group Business

Digital transformation has also impacted the hospitality industry as hoteliers continue to leverage technology to streamline their processes, connect with event planners, increase group business revenue, and benchmark their performance in a fiercely competitive hospitality landscape.

Cvent is well positioned to support the hospitality industry, providing a powerful combination of business intelligence and advertising solutions to generate leads, software that assists hotels in closing leads and managing event and group business, and its proprietary online sourcing networks that event planners used to source over $18 billion in 2019.

Transaction Overview

The business combination values Cvent at a pro forma post-money enterprise valuation of approximately $5.3 billion with a share price of $10.00, assuming no redemptions by Dragoneer shareholders and no purchase price adjustments. Vista Equity Partners and the Cvent management team will roll the entirety of their existing equity holdings into the combined company. In addition to the approximately $276 million held in Dragoneer’s trust account (assuming no redemptions are effected) and the $50 million forward purchase agreement commitment from Dragoneer funds, a group of leading investors has committed to participate in the transaction through a common stock private investment in public equity (“PIPE”) of $475 million at $10.00 per share. The PIPE includes participation from Fidelity Management & Research Company LLC, Hedosophia, Oaktree Capital Management L.P., and Zoom Video Communications, Inc., among others.

Zoom CFO, Kelly Steckelberg, said, “Cvent and Zoom share a common mission to bring people together through technology. We believe that Cvent’s event technology is complementary to what we offer as a video communications leader, and our organizations already have a long track record of working together as technology partners and as users of each other’s solutions. We are proud to be an investor in Cvent as it accelerates its mission of delivering engaging experiences for virtual, in-person, and hybrid events. We look forward to deepening our partnership with Cvent in the future.”

The boards of directors of both Cvent and Dragoneer have unanimously approved the proposed business combination, which is expected to be completed in the Fourth Quarter of 2021, subject to, among other things, the approval by Dragoneer’s shareholders and certain other customary closing conditions stated in the Merger Agreement.

Additional information about the proposed business combination, including a copy of the Merger Agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Dragoneer with the U.S. Securities and Exchange Commission (the “SEC”) and will be available at https://www.dragoneergrowth.com/dgns/ and at www.sec.gov.

Advisors

Morgan Stanley & Co. LLC is serving as the exclusive financial advisor to Cvent. Morgan Stanley & Co. LLC, J.P. Morgan and Citi are serving as placement agents to Dragoneer on the PIPE. Citi is also acting as capital markets advisor to Dragoneer. Kirkland & Ellis LLP is legal counsel to Cvent and Vista Equity Partners. Ropes & Gray LLP is legal counsel to Dragoneer Growth Opportunities II. Davis Polk & Wardwell LLP is legal counsel to the placement agents.

Conference Call Information

Dragoneer and Cvent will host a pre-recorded joint investor conference call at 8:00AM EDT today, July 23, 2021, to discuss the proposed business combination. To access the call visit http://public.viavid.com/index.php?id=145946. The recording will also be available as a webcast, which can be accessed at https://www.dragoneergrowth.com/dgns/.

About Cvent

Cvent is a leading meetings, events, and hospitality technology provider with nearly 4,000 employees and more than 200,000 users worldwide. Founded in 1999, the company delivers a comprehensive event marketing and management platform and offers a global marketplace where event professionals collaborate with venues to create engaging, impactful experiences. Cvent is headquartered in McLean, Virginia, just outside of Washington D.C., and has additional offices in London, Frankfurt, Dubai,

Melbourne, New Delhi, and Singapore among others, to support its growing global customer base. The comprehensive Cvent event marketing and management platform offers software solutions to event organizers and marketers for online event registration, venue selection, event marketing and management, virtual and onsite solutions, and attendee engagement. Cvent’s suite of products automate and simplify the entire event management process and maximize the impact of in-person, virtual, and hybrid events. Hotels and venues use Cvent’s supplier and venue solutions to win more group and corporate travel business through Cvent’s sourcing platforms and to service their customers directly, efficiently and profitably. Cvent solutions optimize the entire event management value chain and have enabled clients around the world to manage millions of meetings and events. For more information, please visit Cvent.com, or connect with us on Facebook, Twitter or LinkedIn.

About Dragoneer Growth Opportunities Corp. II

Dragoneer Growth Opportunities Corp. II is a blank check company formed by an affiliate of Dragoneer Investment Group. Dragoneer Investment Group is a growth-oriented investment firm with over $19 billion in long-duration capital from many of the world’s leading endowments, foundations, sovereign wealth funds, and family offices. The firm has a history of partnering with management teams growing exceptional companies characterized by sustainable differentiation and superior economic models. The firm’s track record includes public and private investments across industries and geographies, with a particular focus on technology-enabled businesses. Dragoneer has been an investor in companies such as Airbnb, Alibaba, Atlassian, AppFolio, Bytedance, Ceridian, Chime, Datadog, Doordash, Duck Creek, PointClickCare, Procore, Slack, Samsara, ServiceTitan, Snowflake, Spotify, Uber, UiPath and others.

About Vista Equity Partners

Vista is a leading global investment firm with more than $77 billion in assets under management as of March 31, 2021. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

Additional Information

In connection with the Business Combination, Dragoneer intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Dragoneer will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Dragoneer will send to its shareholders in connection with the Business Combination. The information to be filed by Dragoneer will contain substantially more information about Cvent than is being furnished with this communication and may contain information that an investor will consider important in making a decision regarding an investment in Dragoneer securities.

INVESTORS AND SECURITY HOLDERS OF DRAGONEER ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH DRAGONEER’S SOLICITATION OF PROXIES FOR ITS EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION (AND RELATED MATTERS), AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH SUCH SOLICITATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION

ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. The definitive proxy statement/final prospectus will be mailed to shareholders of Dragoneer as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Dragoneer Growth Opportunities Corp. II, One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129.

Participants in the Solicitation

Dragoneer, Cvent and certain of their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Dragoneer’s shareholders in connection with the Business Combination. DRAGONEER’S SHAREHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF DRAGONEER IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2021 AND IN ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2021, WHICH WAS FILED WITH THE SEC ON JUNE 21, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO DRAGONEER’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE BUSINESS COMBINATION WHEN AVAILABLE. Investors and Dragoneer’s shareholders may obtain more detailed information regarding the names and interests in the Business Combination of Dragoneer’s directors and officers in Dragoneer’s filings with the SEC, including the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination, and such information and names of Cvent’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by Dragoneer, which will include the proxy statement of Dragoneer for the Business Combination.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination between Dragoneer and Cvent, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination, the PIPE and the Forward Purchase Agreement, the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, as well as statements about the composition of the board of directors of the company. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination, including to consummate the PIPE or the transactions contemplated by the Forward Purchase Agreement; the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on Cvent’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and Cvent; the risk that the Business Combination disrupts current plans and operations of Dragoneer or Cvent as a result of the announcement and consummation of the Business Combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Dragoneer with the SEC, those included under the header “Risk Factors” in the final prospectus of Dragoneer related to its initial public offering and those under the heading “Summary Risk Factors” in the investor presentation filed as Exhibit 99.3 to Dragoneer’s Current Report on Form 8-K filed on July 23, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contact Information

Investor Relations

April Scee, ICR

April.Scee@icrinc.com

(646) 277-1219

Media Relations

Erica Stoltenberg

estoltenberg@cvent.com

(571) 378-6240

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